The Hirtle Callaghan Trust
Supplement to Prospectus of November 1, 2006
The date of this Supplement is May 9, 2007
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS.
The Fixed Income Opportunity Portfolio: As of December 18, 2006, Seix Advisors (“Seix”) is the Specialist Manager of the Fixed Income Opportunity Portfolio (the “Portfolio”). Seix, a fixed income division of Trusco Capital Management, Inc., is headquartered at 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey, 07458. Michael McEachern, Senior High Yield Portfolio Manager & Head of the High Yield Group, is primarily responsible for the day-to-day management of the Portfolio’s assets. Before joining Seix, Mr. McEachern was a Vice President of Fixed Income at American General Corp. Trusco Capital Management, Inc. is a wholly-owned subsidiary of SunTrust Banks, Inc., a publicly-traded holding company and member of the New York Stock Exchange.
Consistent with the investment objective of the Portfolio, to achieve above-average total return by investing in high yield securities (often referred to as “junk bonds”), Seix seeks to focus on capturing the upside potential of the high yield securities market while adhering to strict risk controls in order to minimize downside risk. Security selection is the key component of this process, and Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities. Seix invests exclusively in the healthiest segment of the high yield market, which consists of BB and high B-rated bonds and liquid securities. When evaluating a high yield issuer, Seix looks for positive free cash flow, sound management, good asset protection, a strong competitive position and access to capital. After analyzing these factors, Seix then turns its attention to the issuer’s security, cash flow and capital structures. The Firm’s high yield team continuously monitors individual issuers as well as the industries in which they operate. For each issuer in which Seix invests, return expectations and sell targets are established. In addition to using information obtained through its research and analysis efforts, Seix uses a proprietary model designed to provide a quantitative basis for establishing spread targets. Seix adheres to a strong sell discipline, and eliminates positions once sell targets are reached, when fundamental conditions change significantly, or when a bond’s price falls below a certain level relative to its peer group.
Pursuant to a portfolio management agreement (“Seix Agreement”) between Seix and The Hirtle Callaghan Trust (the “Trust”), Seix receives a fee, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.50% for the first $100 million in such assets, and 0.40% for those assets in excess of $100 million. The Seix Agreement, which became effective on April 30, 2007 was approved by the Board of Trustees on December 18, 2006, and the shareholders of the Portfolio on April 30,2007. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Fees and Expenses. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. It is intended to reflect management fees and expenses that would have been incurred if the Seix Agreement had been in effect during the Portfolio’s fiscal year ended June 30, 2006. The net assets of the Portfolio as of June 30, 2006 totaled $135 million. The figure shown reflects the application of the fee schedule described below. The maximum fee payable to Seix is 0.50% of the Portfolio’s average daily net assets.

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee	0.49%
Other Expenses	0.11%
Total Portfolio Operating Expenses	0.60%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$61.00
3 Years	$192.00
5 Years	$335.00
10 Years	$750.00

The International Equity Portfolio. Effective April 3, 2007, the Portfolio Management Agreement between The Hirtle Callaghan Trust and Capital Guardian Trust Company (“CapGuardian”), a Specialist Manager to The International Equity Portfolio (the “Portfolio”) was amended to reduce the investment management fee to which CapGuardian is entitled for managing its portion of the Portfolio.
The information regarding CapGuardian’s fee in the Specialist Manager Guide on page 54 of the Prospectus is revised as follows: (all other information in the Specialist Manager Guide remains unchanged).
CapGuardian is compensated for its services to Portfolio based on the performance that CapGuardian is able to achieve with respect to that portion (“CapGuardian Account”) of the Portfolio’s assets allocated to it. This performance fee arrangement is designed to reward CapGuardian for performance that exceeds the total return of the MSCI EAFE Index by a factor of at least 0.35% (35 basis points) and to reduce CapGuardian’s compensation with respect to periods during which lesser performance is achieved. Under this “fulcrum fee” arrangement, CapGuardian is entitled to a quarterly fee of 0.0875% (8.75 basis points) of the average net assets of the CapGuardian Account. Each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the CapGuardian Account is greater than (or less than) the designated “fulcrum point” — the total return of the MSCI EAFE Index plus a performance hurdle of 35 basis points (0.35%) during the 12 months immediately preceding the calculation date. This 35 basis point “performance hurdle” is designed to assure that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account. CapGuardian’s annual fee may not exceed 0.60% (60 basis points) of the average daily net assets of the CapGuardian Account. The minimum annual fee, to which CapGuardian is entitled, is 0.10% (10 basis points).
Management of the Trust. Pursuant to the terms of a discretionary investment advisory agreement with the Trust (“Hirtle Callaghan Agreement”), Hirtle Callaghan serves as the Trust’s primary investment adviser. Consistent with the Trust’s “multi-manager” structure, however, day-to-day portfolio management services are provided to each of the Trust’s separate investment portfolios (each, a “Portfolio”) by one or more independent investment advisory firms (each, a “Specialist Manager”), each serving in accordance with the terms of individual portfolio management agreements approved by the Trust’s Board of Trustees (“Board”) and under the supervision of Hirtle Callaghan.
To the extent permitted under the rules promulgated under the Investment Company Act of 1940 by the Securities and Exchange Commission (“SEC”), the Trust is authorized to enter into portfolio management agreements without seeking the approval of the Trust’s shareholders provided that the terms of any such agreement have been approved by the Trust’s Board, including a majority those members of the Board who are not affiliated with Hirtle Callaghan (“Independent Trustees”). The Hirtle Callaghan Agreement was last approved by the Trust’s Board at a meeting held on March 14, 2006. It became effective following its approval by the Trust’s shareholders on December 27, 2006, replacing a prior non-discretionary agreement and without changing the rate at which advisory fees are computed for the Trust.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Prospectus for The Hirtle Callaghan Trust

Supplement to Statement of Additional Information
Dated November 1, 2006 for
The Hirtle Callaghan Trust
The date of this Supplement is May 9, 2007
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS
The Hirtle Callaghan Trust: Changes to Officers and Affiliated Trustees — The Officers and Affiliated Trustee’s table on page 2 of the Statement of Additional Information is revised as follows: (all other information remains unchanged)
OFFICERS AND AFFILIATED TRUSTEES. The table below sets forth certain information about each of the Trust’s Affiliated Trustees, as well as its executive officers.

					Other
		Term of Office;		Number of	Directorships
Name, Address	Position(s) Held	Term Served in	Principal Occupation(s)	Portfolios in Fund	Held by
and Age	with Trust	Office	During Past 5 Years	Complex Overseen	Trustee*
Donald E. Callaghan* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Birth Date: 09/46	Chairman and President	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Callaghan has been a Principal of Hirtle Callaghan.	9	None

Robert J. Zion* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Birth Date: 12/52	Trustee; Vice President & Treasurer	Indefinite; Trustee since 4/30/07; Vice President and Treasurer since 7/20/95	For more than the past five years, Mr. Hirtle has been a Principal of Hirtle Callaghan.	9	None

Kerry Reilly BISYS Fund Services 3435 Stelzer Road Columbus, OH 43219 Birth Date: 07/65	Secretary	Indefinite; Since 12/12/06	Assistant Counsel, Legal Services of BISYS Fund Services (since 2006); from June 2004 to May 2005, employee of CitiStreet LLC: from June 1987 through October 2001, employee of Fidelity Investments.	9	NA

George Stevens BISYS Fund Services 3435 Stelzer Road Columbus, OH 43219 Birth Date: 02/51	Chief Compliance Officer	Indefinite; Since: 8/09/05	From September 1996 to present, employee of BISYS Fund Services	9	NA

*	Messrs. Callaghan and Zion may each be deemed to be an “interested person,” as defined by the Investment Company Act, because of their employment with Hirtle Callaghan, the overall investment adviser to the Trust.

**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
Additionally, the Portfolio Holdings section of the Statement of Additional Information found on page 37, is hereby revised as follows:

PORTFOLIO HOLDINGS. The Trust may provide information regarding the portfolio holdings of the various Portfolios to its service providers where relevant to duties to be performed for the Funds. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Trust nor any service provider to the Trust may disclose material information about the Funds’ portfolios holdings to other third parties except that information about portfolio holdings may be made available to such third parties provided that the information has become public information by the filing of an annual or semi-annual report or Form N-Q by the Funds. In no event shall such information be disclosed for compensation.
The International Equity Portfolio. As more fully described in the Prospectus, effective April 3, 2007, the Portfolio Management Agreement between The Hirtle Callaghan Trust and Capital Guardian Trust Company (“CapGuardian”) was amended to reduce the investment management fee to which CapGuardian is entitled for managing its portion of The International Equity Portfolio (the “Portfolio”). Page 11 under the Investment Advisory Fees: Specialist Managers section of the statement of additional information is revised as follows (all other information in this section remains the same):
Under the performance arrangement, CapGuardian is entitled to receive a quarterly fee that is subject to adjustment by a factor referred to as the “Performance Component.” Effective April 3, 2007, each such quarterly payment consists of 0.0875 (or 8.75 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the CapGuardian Account for the immediately preceding 12-month period, on a “rolling basis.” (“Rolling Basis” means that, at each quarterly fee calculation, the Gross Total Return of the CapGuardian Account, the MSCI EAFE Index Return and the average net assets of the CapGuardian Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.) The Performance Component is equal to 12.5% of the difference between (i) the total return of the CapGuardian Account calculated without regard to expenses incurred in the operation of the CapGuardian Account (“Gross Total Return”) and (ii) MSCI EAFE Index Return plus a performance hurdle of 0.35% (or 35 basis points). The minimum annual fee, to which CapGuardian is entitled, is 0.10% (10 basis points) or 0.025% (2.5 basis points) per quarter.
The following table incorporates the reduced fee schedule implemented as a result of the above referenced amendment to the contract. It sets forth the fee to which CapGuardian would be entitled, assuming that it performs at the indicated levels relative to the Benchmark Index. The highlighted entry is the “fulcrum point” — the performance that CapGuardian must achieve in order to receive an unadjusted fee:

IF THE PERFORMANCE OF THE CAPGUARDIAN ACCOUNT:			CAPGUARDIAN WILL RECEIVE A FEE OF:
is lower than the MSCI EAFE Index by:	-1.65%	or more	0.10000%
is lower than the MSCI EAFE Index by:	-1.00%		0.18125%
is lower than the MSCI EAFE Index by:	-0.80%		0.20625%
is lower than the MSCI EAFE Index by:	-0.60%		0.23125%
is lower than the MSCI EAFE Index by:	-0.40%		0.25625%
is lower than the MSCI EAFE Index by:	-0.20%		0.28125%
equals to the MSCI EAFE Index:	0.00%		0.30625%
exceeds the MSCI EAFE Index by:	0.20%		0.33125%
exceeds the MSCI EAFE INDEX by:	0.35%		0.35000%
exceeds the MSCI EAFE Index by:	0.60%		0.38125%
exceeds the MSCI EAFE Index by:	0.80%		0.40625%
exceeds the MSCI EAFE Index by:	1.00%		0.43125%
exceeds the MSCI EAFE Index by:	1.20%		0.45625%
exceeds the MSCI EAFE Index by:	1.40%		0.48125%
exceeds the MSCI EAFE Index by:	1.60%		0.50625%
exceeds the MSCI EAFE Index by:	1.80%		0.53125%
exceeds the MSCI EAFE Index by:	2.35%	or more	0.60000%
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Statement of Additional Information for The Hirtle Callaghan Trust